Exhibit 99.1


                                EARNINGS RELEASE

FOR IMMEDIATE RELEASE

Contact: William J. Wagner, President and Chief Executive Officer (814) 726-2140
         William W. Harvey, Jr., Senior Vice President and Chief Financial Officer (814) 726-2140

     Northwest Bancorp, Inc. Announces First Quarter Earnings and Increased
                              Dividend Declaration

Warren, Pennsylvania October 24, 2005

Northwest Bancorp, Inc. (NASDAQ: NWSB) announced net income for the quarter ended September 30, 2005 of $14.0 million, or $0.27 per diluted share. This represents a decrease of $154,000, or 1.1% over the same quarter last year when net income was $14.2 million, or $0.29 per diluted share.

The annualized returns on average shareholders' equity and average assets were 9.58% and 0.89%, respectively for the current quarter compared to 10.19% and 0.89% for the same quarter last year.

In making this announcement, William J. Wagner, President and CEO, noted "despite the challenges of a flattening treasury yield curve, we are pleased that our net interest margin was up five basis points over last year and down only six basis points from the previous quarter. We also are pleased to note an improvement in the level of noninterest income which increased by 27.0% and 16.0%, respectively, over the same quarter last year and the previous quarter ended June 30, 2005. Finally, we wish to highlight our success in controlling operating expenses which increased only $2.0 million, or 6.6%, over the same quarter last year, and remained flat compared to the quarter ended June 30, 2005."

In comparing the current quarter's earnings to the preceding quarter ended June 30, 2005, the Company noted that net income increased $154,000, or 1.1%, and that earnings per diluted share remained constant at $0.27.

Mr. Wagner also noted "we continue to manage our capital for the long-term benefit of our shareholders. In an effort to improve our financial ratios, we currently are focusing on improving our asset/ liability mix during a period of relatively slow deposit growth. As a result, we believe we have sufficient excess capital to allow for the continued repurchase of common shares and the payment of a higher dividend. With this in mind, we decided to increase our quarterly dividend from $0.14 to $0.16 per share. These dividends will be paid on November 17, 2005 to shareholders of record as of November 3, 2005. We would also like to note that the Company has repurchased 25,000 shares of its common stock in accordance with the previously announced repurchase program."

The Company also announced that its Board of Directors has approved a change in the Company's fiscal year end from June 30 to December 31. The Company's first calendar year end will occur as of December 31, 2005 with the Company reporting the results of operations for only a six-month period. Accordingly, the figures released in this report represent the first quarter of this six-month reporting period.

Northwest Bancorp, Inc. is headquartered in Warren, Pennsylvania and operates 154 banking offices in Pennsylvania, Ohio, Maryland, New York and Florida. The Company also operates 49 consumer finance offices through its subsidiary, Northwest Consumer Discount Company.

Additional information regarding Northwest Bancorp, Inc. can be accessed on-line at www.northwestsavingsbank.com.

--------------------------------------------------------------------------------

In addition to historical information, this release may contain certain forward-looking statements that are based on assumptions and information currently available to management. These forward-looking statements are subject to various risks and uncertainties including, but not limited to, economic, regulatory, competitive and other factors affecting the Company and its operations. Readers are cautioned not to place undue reliance on these forward-looking statements as actual results may differ materially from those expressed or implied. Management has no obligation to revise or update these forward-looking statements to reflect events or circumstances that arise after the date of this release.

                                                                    Exhibit 99.1

         NORTHWEST BANCORP, INC. AND SUBSIDIARIES
        CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
       (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                                    SEPTEMBER 30,     JUNE 30,
                              ASSETS                                                   2005            2005 *
---------------------------------------------------------------------              --------------  --------------
CASH AND CASH EQUIVALENTS                                                          $      90,204          83,651
INTEREST-EARNING DEPOSITS IN OTHER FINANCIAL INSTITUTIONS                                 27,083          52,237
FEDERAL FUNDS SOLD                                                                            55               -
MARKETABLE SECURITIES AVAILABLE-FOR-SALE (AMORTIZED
     COST OF $613,096 AND $671,137)                                                      613,365         675,183
MARKETABLE SECURITIES HELD-TO-MATURITY (MARKET
     VALUE OF $673,977 AND $709,468)                                                     669,466         702,979
                                                                                   --------------  --------------
        TOTAL CASH, INTEREST-EARNING DEPOSITS AND
        MARKETABLE SECURITIES                                                          1,400,173       1,514,050

MORTGAGE LOANS - ONE- TO FOUR-FAMILY                                                   2,690,545       2,644,063
COMMERCIAL REAL ESTATE LOANS                                                             550,594         526,030
CONSUMER LOANS                                                                         1,143,502       1,099,470
COMMERCIAL BUSINESS LOANS                                                                143,154         138,884
                                                                                   --------------  --------------
     TOTAL LOANS RECEIVABLE                                                            4,527,795       4,408,447
ALLOWANCE FOR LOAN LOSSES                                                                (32,577)        (31,563)
                                                                                   --------------  --------------
     LOANS RECEIVABLE, NET                                                             4,495,218       4,376,884

FEDERAL HOME LOAN BANK STOCK, AT COST                                                     33,817          33,055
ACCRUED INTEREST RECEIVABLE                                                               25,345          24,387
REAL ESTATE OWNED, NET                                                                     5,594           6,685
PREMISES AND EQUIPMENT, NET                                                               96,087          96,028
BANK OWNED LIFE INSURANCE                                                                105,661         104,573
GOODWILL                                                                                 142,078         142,078
OTHER INTANGIBLE ASSETS                                                                   10,945          11,920
OTHER ASSETS                                                                              17,819          20,822
                                                                                   --------------  --------------
     TOTAL ASSETS                                                                  $   6,332,737       6,330,482
                                                                                   ==============  ==============

             LIABILITIES AND SHAREHOLDERS' EQUITY
---------------------------------------------------------------------
LIABILITIES:
     NONINTEREST-BEARING DEMAND DEPOSITS                                           $     290,243         264,746
     INTEREST-BEARING DEMAND DEPOSITS                                                    682,763         679,422
     SAVINGS DEPOSITS                                                                  1,586,546       1,681,291
     TIME DEPOSITS                                                                     2,634,909       2,562,487
                                                                                   --------------  --------------
        TOTAL DEPOSITS                                                                 5,194,461       5,187,946

     BORROWED FUNDS                                                                      410,225         410,344
     ADVANCES BY BORROWERS FOR TAXES AND INSURANCE                                        13,742          30,769
     ACCRUED INTEREST PAYABLE                                                              4,341           4,020
     OTHER LIABILITIES                                                                    16,843          13,151
     JUNIOR SUBORDINATED DEBENTURES                                                      102,062         102,062
                                                                                   --------------  --------------
        TOTAL LIABILITIES                                                              5,741,674       5,748,292

SHAREHOLDERS' EQUITY:
     PREFERRED STOCK, $0.10 PAR VALUE: 50,000,000 SHARES
        AUTHORIZED, NO SHARES ISSUED                                                           -               -
     COMMON STOCK, $0.10 PAR VALUE: 500,000,000 SHARES
        AUTHORIZED, 50,915,265 AND 50,843,805 ISSUED, RESPECTIVELY                         5,094           5,084
     PAID-IN CAPITAL                                                                     211,395         210,804
     RETAINED EARNINGS                                                                   378,427         367,255
     ACCUMULATED OTHER COMPREHENSIVE INCOME:
        NET UNREALIZED GAIN/ (LOSS) ON SECURITIES AVAILABLE-
        FOR-SALE, NET OF INCOME TAXES                                                      1,884           4,514
     TREASURY STOCK OF 25,000 AND -0- SHARES, REPSECTIVELY, AT COST                         (560)              -
     UNEARNED COMPENSATION - RECOGNITION AND RETENTION PLAN                               (5,177)         (5,467)
                                                                                   --------------  --------------
        TOTAL SHAREHOLDERS' EQUITY                                                       591,063         582,190
                                                                                   --------------  --------------
        TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                 $   6,332,737   $   6,330,482
                                                                                   ==============  ==============

                         EQUITY TO ASSETS                                                   9.33%           9.20%
                         BOOK VALUE PER SHARE                                             $11.61          $11.45
                         CLOSING MARKET PRICE                                             $21.25          $21.26
                         FULL TIME EQUIVALENTS
                                                                                           1,651           1,656
                         NUMBER OF OFFICES
                                                                                             153             153

     * - Revised to reflect the adoption of FAS 123(R).

                    NORTHWEST BANCORP, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                 THREE MONTHS ENDED
                                                                                    SEPTEMBER 30,
                                                                                2005            2004*
                                                                           --------------  --------------
INTEREST INCOME:
     LOANS RECEIVABLE                                                              69,009          63,427
     MORTGAGE-BACKED SECURITIES                                                     5,753           6,696
     TAXABLE INVESTMENT SECURITIES                                                  5,336           3,762
     TAX-FREE INVESTMENT SECURITIES                                                 2,984           3,092
     INTEREST-EARNING DEPOSITS                                                        655           1,156
                                                                           --------------  --------------
         TOTAL INTEREST INCOME                                                     83,737          78,133

INTEREST EXPENSE:
     DEPOSITS                                                                      31,594          26,277
     BORROWED FUNDS                                                                 6,795           7,023
                                                                           --------------  --------------
         TOTAL INTEREST EXPENSE                                                    38,389          33,300

         NET INTEREST INCOME                                                       45,348          44,833
PROVISION FOR LOAN LOSSES                                                           2,411           1,839
                                                                           --------------  --------------
         NET INTEREST INCOME AFTER PROVISION
         FOR LOAN LOSSES                                                           42,937          42,994

NONINTEREST INCOME:
     SERVICE CHARGES AND FEES                                                       5,776           3,978
     TRUST AND OTHER FINANCIAL SERVICES INCOME                                      1,080           1,055
     INSURANCE COMMISSION INCOME                                                      648             464
     GAIN ON SALE OF INVESTMENTS, NET                                                   -             130
     GAIN/ (LOSS) ON SALE OF LOANS, NET                                                75             (79)
     GAIN ON SALE OF REO, NET                                                         487              25
     INCOME FROM BANK OWNED LIFE INSURANCE                                          1,086           1,145
     OTHER OPERATING INCOME                                                           513             892
                                                                           --------------  --------------
         TOTAL NONINTEREST INCOME                                                   9,665           7,610

NONINTEREST EXPENSE:
     COMPENSATION AND EMPLOYEE BENEFITS                                            17,473          17,130
     PREMISES AND OCCUPANCY COSTS                                                   4,712           4,131
     OFFICE OPERATIONS                                                              3,016           2,693
     PROCESSING EXPENSES                                                            2,701           2,446
     ADVERTISING                                                                      713             618
     AMORTIZATION OF INTANGIBLE ASSETS                                                985           1,382
     OTHER EXPENSES                                                                 2,855           2,035
                                                                           --------------  --------------
         TOTAL NONINTEREST EXPENSE                                                 32,455          30,435

     INCOME BEFORE INCOME TAXES                                                    20,147          20,169
     FEDERAL AND STATE INCOME TAXES                                                 6,126           5,994
                                                                           --------------  --------------

            NET INCOME                                                             14,021          14,175
                                                                           ==============  ==============

BASIC EARNINGS PER SHARE                                                            $0.28           $0.29

DILUTED EARNINGS PER SHARE                                                          $0.27           $0.29

RETURN ON AVERAGE EQUITY                                                             9.58%          10.19%
RETURN ON AVERAGE ASSETS                                                             0.89%           0.89%

BASIC COMMON SHARES OUTSTANDING                                                50,887,516      48,282,210
DILUTED COMMON SHARES OUTSTANDING                                              51,255,761      48,800,043

     * - Revised to reflect the adoption of FAS 123(R).

                    NORTHWEST BANCORP, INC. AND SUBSIDIARIES
                               SUPPLEMENTARY DATA
                             (DOLLARS IN THOUSANDS)

                                                                               THREE MONTHS                   YEAR
                                                                            ENDED SEPTEMBER 30,          ENDED JUNE 30,
                                                                          2005              2004              2005
                                                                     --------------    --------------    --------------
ALLOWANCE FOR LOAN LOSSES
     BEGINNING BALANCE                                                      31,563            30,670            30,670
     PROVISION                                                               2,411             1,839             9,566
     CHARGE-OFFS                                                            (1,651)           (2,625)           (9,473)
     RECOVERIES                                                                254               115               800
     ACQUISITIONS                                                                -                 -                 -
                                                                     --------------    --------------    --------------
     ENDING BALANCE                                                         32,577            29,999            31,563

NET CHARGE-OFFS TO AVERAGE LOANS, ANNUALIZED                                  0.13%             0.24%             0.20%

                                                                               SEPTEMBER 30,                JUNE 30,
                                                                          2005              2004              2005
                                                                     --------------    --------------    --------------
NON-PERFORMING LOANS                                                        38,826            36,807            33,610
REAL ESTATE OWNED, NET                                                       5,594             5,138             6,685
                                                                     --------------    --------------    --------------
NON-PERFORMING ASSETS                                                       44,420            41,945            40,295

NON-PERFORMING LOANS TO
     TOTAL LOANS                                                              0.86%             0.89%             0.76%
NON-PERFORMING ASSETS TO
     TOTAL ASSETS                                                             0.70%             0.66%             0.64%
ALLOWANCE FOR LOAN LOSSES TO
     TOTAL LOANS                                                              0.72%             0.72%             0.72%
ALLOWANCE FOR LOAN LOSSES TO
     NON-PERFORMING LOANS                                                    83.91%            81.32%            93.91%

               Average Balance Sheet
               (Dollars in Thousands)

The following table sets forth certain information relating to the Company's average balance sheet and reflects the average yield on assets and average cost of liabilities for the periods indicated. Such yields and costs are derived by dividing income or expense by the average balance of assets or liabilities, respectively, for the periods presented. Average balances are calculated using daily averages.


                                                                            Three Months Ended September 30,
                                                                      2005                                    2004
                                                        --------------------------------       ---------------------------------
                                                        Average     Interest       Avg.        Average      Interest       Avg.
                                                        Balance                   Yield/       Balance                    Yield/
                                                                                   Cost                                    Cost
                                                        --------------------------------       ---------------------------------
ASSETS:
Interest earning assets:
   Loans receivable (a) (b) (d)                         $4,459,732     $ 69,408    6.23%       $4,121,527     $ 63,734    6.19%
   Mortgage-backed securities (c)                       $  595,799     $  5,753    3.86%       $  791,546     $  6,696    3.38%
   Investment securities (c) (d) (e)                    $  733,009     $  9,711    5.30%       $  630,611     $  8,382    5.32%
   FHLB stock                                           $   33,768     $    216    2.56%       $   38,884     $    136    1.40%
   Other interest earning deposits                      $   73,065     $    655    3.59%       $  350,517     $  1,156    1.32%
                                                        ----------     --------    -----       ----------     --------    -----

Total interest earning assets                           $5,895,373     $ 85,743    5.82%       $5,933,085     $ 80,104    5.40%

Noninterest earning assets (f)                          $  432,717                             $  419,887
                                                        ----------                             ----------

TOTAL ASSETS                                            $6,328,090                             $6,352,972
                                                        ==========                             ==========

LIABILITIES AND SHAREHOLDERS' EQUITY:
Interest bearing liabilities:
   Savings accounts                                     $1,019,513     $  3,619    1.41%       $1,081,711     $  3,677    1.35%
   Now accounts                                         $  674,708     $  1,821    1.07%       $  665,945     $  1,123    0.67%
   Money market demand accounts                         $  614,451     $  3,696    2.39%       $  887,056     $  3,700    1.65%
   Certificate accounts                                 $2,591,753     $ 22,459    3.44%       $2,348,952     $ 17,777    3.00%
   Borrowed funds (g)                                   $  410,888     $  4,679    4.52%       $  449,730     $  5,057    4.46%
   Debentures                                           $  102,062     $  2,117    8.23%       $  102,062     $  1,966    7.64%
                                                        ----------     --------    -----       ----------     --------    -----

Total interest bearing liabilities                      $5,413,375     $ 38,391    2.81%       $5,535,456     $ 33,300    2.39%

Noninterest bearing liabilities                         $  329,575                             $  261,171
                                                        ----------                             ----------

Total liabilities                                       $5,742,950                             $5,796,627

Shareholders' equity                                    $  585,140                             $  556,345
                                                        ----------                             ----------

TOTAL LIABILITIES AND EQUITY                            $6,328,090                             $6,352,972
                                                        ==========                             ==========

Net interest income/ Interest rate spread                              $ 47,352    3.01%                      $ 46,804    3.01%

Net interest earning assets/ Net interest margin        $  481,998                 3.21%       $  397,629                 3.16%

Ratio of interest earning assets to
 interest bearing liabilities                                 1.09X                                  1.07X

(a) Average gross loans receivable includes loans held as available-for-sale and loans placed on nonaccrual status.
(b) Interest income includes accretion/ amortization of deferred loan fees/ expenses, which was not material.
(c) Average balances do not include the effect of unrealized gains or losses on securities held as available-for-sale.
(d) Interest income on tax-free investment securities and tax-free loans are presented on a fully taxable equivalent basis.
(e)  Average balances include Fannie Mae and FHLMC stock.
(f) Average balances include the effect of unrealized gains or losses on securities held as available-for-sale.
(g) Average balances include FHLB borrowings, securities sold under agreements to repurchase and other borrowings.